UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 31, 2016
QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

DE	000-49629	33-0933072
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25242 Arctic Ocean Drive, Lake Forest, CA 92630
(Address of principal executive offices) (Zip Code)
(949) 399-4500
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement
The information discussed under Item 1.03 of this report under “Dip Financing” and “Asset Purchase Agreement” is incorporated herein by reference.

Item 1.03    Bankruptcy or Receivership

Chapter 11 Filings
As previously reported in a Current Report on Form 8-K filed by the Company on March 23, 2016 (the Prior 8-K), Quantum Fuel Systems Technologies Worldwide, Inc. (the “Company”) filed a voluntary petition for relief (the “Bankruptcy Petition) under chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Central District of California (the “Bankruptcy Court”). The Company will continue to manage its properties and operate its business as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Court and orders of the Bankruptcy Court. Through the Chapter 11 case, the Company seeks to implement a sale of substantially all assets of the Company pursuant to section 363(b) of the Bankruptcy Code (the “363 Sale”).
DIP Financing
As also previously reported in the Prior 8-K, the Company sought approval for up to $6.0 million of debtor-in-possession financing on the terms set forth in the DIP Credit Agreement, as amended, with Douglas Acquisitions, LLC (the “Lender”). The Bankruptcy Court issued an Interim Order approving the DIP Credit Agreement on March 29, 2016, and issued a final Order approving the DIP Credit Agreement on April 13, 2016. As reported on a Current Report on Form 8-K filed by the Company on May 27, 2016, the commitment amount under the DIP Credit Amendment was increased to $7.636 million pursuant to a Third Amendment to the DIP Credit Amendment.

On June 1, 2016, the Debtor and Lender entered into a Fourth Amendment to the DIP Credit Agreement that increased the commitment amount under the DIP Credit Agreement to $9.0 million.

A copy of the Fourth Amendment is filed herewith as Exhibit 10.1 to this Current Report and is incorporated herein by reference, and the description of the terms of the Fourth Amendment is qualified in its entirety by reference to such exhibit.
Asset Purchase Agreement
As previously reported in a Current Report on Form 8-K filed by the Company on April 25, 2016, the Company entered into a “stalking horse” Asset Purchase Agreement with Douglas Acquisitions, LLC (the “Douglas Acquisitions”), as amended on April 22, 2016. On May 31, 2016, the Company and Douglas Acquisitions executed a Second Amendment to Asset Purchase Agreement which, among other things, (i) amended the definition of Excluded Assets to include in such definition avoidance claims the Company may have under the Bankruptcy Code or applicable state law including, without limitation, claims under Chapter 5 of the Bankruptcy Code, (ii) requires the Buyer to provide certain benefits to employees of the Company hired by Seller, (iii) revised the purchase price formula that would trigger payment of the break-up fee potentially payable to Douglas Acquisitions, and (iv) extended the due diligence deadline to June 1, 2016. On June 1, 2016, Douglas Acquisitions notified the Company that it would not exercise its right to terminate the Asset Purchase Agreement based on the results of its due diligence investigation.
    A copy of the Second Amendment to Asset Purchase Agreement is filed herewith as Exhibit 10.2 to this Current Report and is incorporated herein by reference, and the description of the terms of the Second Amendment to Asset Purchase Agreement is qualified in its entirety by reference to such exhibit.

Cautionary Statements
The Debtor’s shareholders are cautioned that trading in the Debtor’s common stock during the pendency of the Chapter 11 Case is highly speculative and involves substantial risks. Trading prices for the Debtor’s common stock may bear little or no relationship to the actual recovery, if any, by shareholders in the Debtor’s Chapter 11 Case. Accordingly, the Debtor urges extreme caution with respect to existing and future investments in its common shares.
If sufficient funds are not generated by the sale process or any Chapter 11plan in excess of secured claims, priority claims and general unsecured claims, the holders of the Debtor’s common stock might receive no distribution on account of their interests and, in the event of a Chapter 11 liquidation plan, their existing common stock may be cancelled. If certain requirements of the Bankruptcy Code are met, a liquidation plan can be confirmed notwithstanding its rejection by the Debtor’s equity security holders and notwithstanding the fact that such equity security holders do not receive or retain any property or other value in respect of their equity interests.
In the Chapter 11 Case, the Debtor is required periodically to file various documents with, and provide certain information to, the Bankruptcy Court, including statements of financial affairs, schedules of assets and liabilities, monthly operating reports, and other financial information. Such materials will be prepared according to requirements of federal bankruptcy law. While they would be expected to accurately provide then-current information required under federal bankruptcy law, such materials will contain information that may be unconsolidated and will generally be unaudited and prepared in a format different from that used in the Debtor’s consolidated financial statements filed with the SEC under the federal securities laws. Accordingly, the Debtor believes that the substance and format of such materials do not allow meaningful comparison with its publicly-disclosed consolidated financial statements. Moreover, the materials filed with the Bankruptcy Court are not prepared for the purpose of providing a basis for an investment decision relating to the Debtor’s securities or for comparison with other financial information filed with the SEC.

Item 2.03    Creation of a Direct Financial Obligation or Obligation under an Off -Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.03 above of this Current Report under “DIP Financing” is incorporated herein by reference.
Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Description
10.1	Fourth Amendment, dated June 1, 2016, between Quantum Fuel Systems Technologies Worldwide, Inc. and Douglas Acquisitions, LLC.
10.2	Second Amendment to Asset Purchase Agreement, dated May 31, 2016, between Quantum Fuel Systems Technologies Worldwide, Inc. and Douglas Acquisitions, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

June 3, 2016	By:	/s/ Kenneth R. Lombardo
Kenneth R. Lombardo
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fourth Amendment, dated June 1, 2016, between Quantum Fuel Systems Technologies Worldwide, Inc and Douglas Acquisitions, LLC.
10.2	Second Amendment to Asset Purchase Agreement, dated May 31, 2016, between Quantum Fuel Systems Technologies Worldwide, Inc. and Douglas Acquisitions, LLC.